Exhibit 10.21
PLEDGE AND SECURITY AGREEMENT
THIS PLEDGE AND SECURITY AGREEMENT (the “Agreement”) is made as of August 16, 2019, by STABILIS ENERGY, INC., a Florida corporation (“Pledgor”), whose chief executive office(as defined in the Code) is located at 10375 Richmond Avenue, Suite 700, Houston, TX 77042, in favor of M/G FINANCE CO., LTD., a Texas limited partnership (“Secured Party”), whose address is 1655 Louisiana St., Beaumont, Texas 77701. Pledgor and Secured Party hereby agree as follows:
1.    Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:
(a)    “Collateral” shall mean the personal property of Pledgor specifically described on Schedule A attached hereto and made a part hereof. The term Collateral, as used herein, shall also include (i) all certificates, instruments and other documents evidencing the foregoing, (ii) all renewals, replacements, and substitutions of all of the foregoing, (iii) all accessions or modifications to the foregoing, and (iv) all products and proceeds of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer, or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.
(b)    “Code” shall mean the Texas Business and Commerce Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time. All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.
(c)    “Default” shall mean a condition or event under Section 10 that, after notice or lapse of time or both, would constitute an Event of Default.
(d)    “Event of Default” shall mean the conditions or events set forth in Section 10, to the extent they have not been remedied after notice or lapse of time as provided therein.
(e)    “GAAP” means, subject to the limitations on the application thereof set forth in Section 1.3, United States generally accepted accounting principles in effect as of the date of determination thereof. For the avoidance of doubt, except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. If at any time any change in GAAP would affect any requirement set forth in any Loan Document, and Pledgor or the Secured Party shall so request, the Secured Party and Pledgor shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in

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light of such change in GAAP; provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and Pledgor shall provide to the Secured Party reconciliation statements requested by Secured Party in connection therewith.
(f)    “Indebtedness” shall mean (i) all indebtedness, obligations and liabilities of Pledgor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, incurred under the Note, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Pledgor to Secured Party under any documents evidencing, securing, governing or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) to the extent owed hereunder or under the Note, all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii), and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees, and (v) all renewals, extensions, modifications, replacements and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.
(g)    “Loan Documents” shall mean this Agreement and the Note.
(h)    “Material Adverse Effect” shall mean a material adverse effect on and/or material developments with respect to (a) the business operations, properties, assets, and condition (financial or otherwise) of the Obligated Parties and their Subsidiaries taken as a whole; (b) the ability of the Obligated Parties and their Subsidiaries taken as a whole to fully and timely perform their obligations under this Agreement and/or the Loan Documents; (c) the legality, validity, binding effect or enforceability against an Obligated Party of a Loan Document; (d) the security interests held by the Secured Party on the Collateral or the priority of such liens; or (e) the rights, remedies and benefits available to, or conferred upon, the Secured Party under any Loan Document.
(i)    “Note” shall mean that certain promissory note identified as PN274 dated as of the date hereof (the “Note”), by Pledgor in favor of Secured Party in the principal amount of $5,000,000, with interest thereon at six percent (6%) per annum beginning on the Loan Origination Date and continuing until 12/10/2020 and twelve percent (12%) thereafter, payable in thirty six (36) monthly installments with whole of the debt, both principal and interest being due on December 10, 2022.
(j)    “Obligated Party” shall mean (i) Pledgor and (ii) any other party other than Pledgor who guarantees or is otherwise obligated to pay all or any portion of the Indebtedness.

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(k)    “Person” shall mean and shall include natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governmental authorities.
(l)    “Subsidiary” shall mean, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, limited liability company, association, joint venture or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.
2.    Security Interest. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.
3.    [Reserved].
4.    [Reserved].
5.    Maintenance of Collateral.
(a)    Secured Party. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party’s possession from time to time and the accounting for moneys actually received by it hereunder, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) [reserved]; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, reasonably acceptable to Secured Party; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes

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written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, reasonably acceptable to Secured Party; or (f) hold the Collateral for or on behalf of any party other than Pledgor.
(b)    Pledgor. Pledgor will keep the Collateral in good working order and repair in accordance with prudent industry standards. Pledgor will not use the Collateral in violation of any statute, ordinance or regulation which could reasonably be expected to have a Material Adverse Effect on the value of the Collateral. Pledgor agrees that Secured Party or such Person as Secured Party may designate will have the right to inspect the Collateral at reasonable times, and Pledgor will fully cooperate in such inspections.
6.    Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party as of the date hereof:
(a)    Accuracy of Information. All written information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is true and correct in all material respects, when taken as a whole, as of the date such information is provided.
(b)    Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.
(c)    Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.
(d)    No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of any agreement, judgment or order applicable to or binding upon Pledgor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person. No material consent, approval, authorization or order of, notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder, except where the failure to obtain such consent, approval, authorization or order could not reasonably be expected to have a Material Adverse Effect.

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(e)    Security Interest. Pledgor has full right, power and authority to grant a first priority security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral. Pledgor represents and warrants that no other person has or claims a security interest in the Collateral that is greater or higher priority than that of Secured Party. It is further stipulated that the intent of the Secured Party and Pledgor is to create a purchase money security interest in favor of Secured Party, and it is acknowledged that the Indebtedness secured by the Collateral arises from Pledgor’s purchase of the Collateral from Secured Party. In the event any Person claims a greater or higher priority security interest in the Collateral than that of Secured Party and which has not been permitted by Secured Party in writing, Pledgor will take all action as is necessary to terminate such claimed security interest.
(f)    Location/Identity. Pledgor’s principal residence or place of business and chief executive office (as those terms are used in the Code), as the case may be, is located at the address set forth on the first page hereof.
(g)    Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor and its Subsidiaries, when taken as a whole, are and will be solvent within the meaning given that term and similar terms under applicable laws related to fraudulent transfers and conveyances, (ii) the fair saleable value of the present assets of Pledgor and its consolidated Subsidiaries exceeds and will continue to exceed the liabilities (both fixed and contingent) of Pledgor and its consolidated Subsidiaries, and (iii) Pledgor and its consolidated Subsidiaries have not incurred and do not intend to incur, or believe (nor should they reasonable believe) that they will incur debts beyond their ability to pay such debts as they mature.
(h)    [Reserved].
7.    Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.
(a)    Ownership, Taxes and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral not otherwise permitted hereunder to be terminated, except as may exist or as may have been filed in

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favor of Secured Party or as otherwise permitted hereunder. Pledgor agrees to timely pay all taxes or assessments levied on or assessed against the Collateral or for use of the Collateral, except those which are being actively contested by such Person in good faith and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided for. In the event Pledgor fails or refuses to timely pay any such taxes or assessments, fifteen days after providing written notice to Pledgor, Secured Party may at its sole discretion pay such taxes or assessments, and Pledgor will reimburse Secured Party the amount paid within fifteen days of notice from Secured Party.
(b)    Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral prepared in accordance with GAAP and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor’s books and records of or relating to the Collateral at any time upon reasonable notice to Pledgor during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.
(c)    Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any material claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor’s expense, defend Secured Party’s security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral.
(d)    Further Assurances. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate that Secured Party may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (ii) to otherwise effect the purposes of this Agreement, including, without limitation, executing and filing any financing or continuation statements, or any amendments thereto.
(e)    [Reserved].
(f)    Insurance. Pledgor shall provide and maintain at its sole cost and expense with financially sound and reputable insurers, such casualty insurance, public liability insurance, and third party property all risk damage insurance, in each case, with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Pledgor with minimum policy limits, through any combination of primary and excess policies, of $5,000,000.00, and giving effect to reasonable self-insurance which comports with the requirements of this Section; and provided that adequate reserves therefor are maintained in accordance with GAAP, with such deductibles, covering such risks and otherwise on such terms and conditions as shall

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be customary. Each of the foregoing policies will name Secured Party or its assign as an additional insured, and any payment of insurance proceeds for the loss, theft, damage or destruction of the Collateral will be made payable jointly to Secured Party and Pledgor. Each policy shall expressly provide that said insurance will not be canceled without 30 days (10 days for non payment) prior written notice to Secured Party or its assigns. Pledgor shall furnish to Secured Party at its address stated above a certificate or certificates of insurance from the insurer(s) as requested by Secured Party in writing, in a form and containing such matters as reasonably required by Secured Party to evidence the existence of the required coverages. Neither Secured Party nor its assigns shall have any obligation to ascertain the existence of or provide any insurance coverage for the Collateral or for Pledgor’s benefit. Any failure of Secured Party to insist on the provision of a certificate of insurance shall not be deemed a waiver of any rights hereunder and shall not excuse or release Pledgor’s obligation to procure and provide such insurance. It is further understood and agreed that the insurance coverage provided by Pledgor shall operate independent and apart from any indemnity obligations imposed on Pledgor under this Agreement and will be primary to any other insurance maintained by or available to Secured Party notwithstanding any “other insurance” provisions or similar language. If Pledgor fails to procure or maintain said insurance within ten days of receiving notice from Secured Party, Secured Party shall have the right, but shall not be obligated, to effect such insurance. In that event, Secured Party shall notify Pledgor of such payment and Pledgor shall repay to Secured Party the cost thereof within 15 days after such notice is mailed to Pledgor. In the event Pledgor fails to timely remit payment, the cost of such insurance procured by Secured Party will be added to the principal balance on the Indebtedness with interest to accrue thereon in accordance with the terms and provisions of the Loan Documents.
8.    Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.
(a)    Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor’s rights in any of the Collateral without the prior written consent of the Secured Party, (ii) grant a lien or security interest in or execute, authorize, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or deliver actual or constructive possession of any certificate, instrument or document evidencing or representing any of the Collateral to any party other than Secured Party.
(b)    Impairment of Security Interest. Pledgor will not take or allow any action to be taken which would materially impair the value or enforceability of Secured Party’s security interest in any Collateral.
(c)    [Reserved].
(d)    [Reserved].

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(e)    Financing Statement Filings. Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed in one or more of the following jurisdictions: the location of Pledgor’s chief executive office, or other such place as Pledgor may be “located” under the provisions of the Code; where Pledgor maintains the Collateral, or has its records concerning the Collateral, as the case may be. Without limitation of any other covenant herein, Pledgor will neither cause nor permit any change in the location of (i) any Collateral or (ii) any records concerning any Collateral without providing written notice to Secured Party within 30 days’ after such change. Without limiting Secured Party’s rights hereunder, Pledgor authorizes Secured Party to file financing statements and amendments related to the Collateral under the provisions of the Code as amended from time to time.
9.    Rights of Secured Party. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.
(a)    Power of Attorney. Pledgor hereby appoints Secured Party as Pledgor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor, for the sole and limited purpose of taking any action, and to execute any instrument which Secured Party may from time to time in Secured Party’s reasonable discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any instrument, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium, or principal payments or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness or (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.
(b)    Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the reasonable and documented out-of-pocket expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor. Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.
10.    Default. Each of the following constitutes an “Event of Default” under this Agreement and under the Note:
(a)    Default in Payment. The failure, refusal or neglect of Debtor or any Obligated Party to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

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(b)    Non-Performance of Covenants. The failure of Pledgor or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any other Loan Documents, to the extent such Default shall not have been remedied or waived within 30 days after the earlier of the knowledge of any officer of the Pledgor of such breach or failure and the date the Secured Party gives Pledgor written notice of the Default; or
(c)    False Representation. Any representation contained herein made by Pledgor or any Obligated Party is false or misleading in any material respect as of the date made or deemed made; or
(d)    Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any material indebtedness owing by Pledgor or any Obligated Party to any third party under any agreement or undertaking; or
(e)    Pledgor’s Secured Bankruptcy or Insolvency. If Pledgor or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; files a petition for relief under the United States Secured Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called “Applicable Secured Bankruptcy Law”) or an involuntary petition for relief is filed against such party under any Applicable Secured Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Secured Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (iv) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (v) fails to pay within thirty (30) days any final money judgment against such party in a principal amount in excess of $5,000,000; or
(f)    Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or
(g)    Loss of Collateral. Loss, theft, substantial damage, or destruction of the Collateral, that is not repaired or replaced by equivalent property or insurance proceeds within one hundred and twenty (120) days of such loss, theft, substantial damage, or destruction; or

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(h)    Sale of Collateral. Sale of all or a portion of the Collateral without Secured Party’s express written consent; or
(i)    [Reserved].
(j)    Liquidation and Related Events. The liquidation, dissolution, merger or consolidation of Pledgor; provided that a merger or consolidated is permitted if Pledgor is the surviving entity.
(k)    [Reserved].
11.    Remedies and Related Rights. If an Event of Default shall have occurred and be continuing, and without limiting any other rights and remedies provided herein or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section, each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Secured Party of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.
(a)    Remedies. Secured Party may from time to time at its discretion, without limitation and without notice:
(i)    exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);
(ii)    reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial or non-judicial procedure;
(iii)    require Pledgor to assemble the Collateral and make it available to Secured Party at any place to be designated by Secured Party that is reasonably convenient to both parties;
(iv)    enter upon the premises where the Collateral may be and take possession thereof and remove it to a location of Secured Party’s choice, or render the Collateral unusable wherever it may be found;
(v)    sell or otherwise dispose of, at Secured Party’s office, on the premises of Pledgor, or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral; buy the Collateral, or any portion thereof, at any public sale;

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(vi)    buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;
(vii)    apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and
(viii)    at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.
In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Pledgor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Pledgor shall be credited with the proceeds of the sale. Pledgor agrees that in the event Pledgor or any Obligated Party is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at such party’s address set forth on the first page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.610 of the Code.
(b)    [Reserved].
(c)    Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

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(i)    to the repayment or reimbursement of the reasonable and documented out-of-pocket costs and expenses incurred by Secured Party in connection with and reasonable and necessary attorneys’ fees related to: (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;
(ii)    to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;
(iii)   to the satisfaction of the Indebtedness;
(iv)   by holding such cash and proceeds as Collateral;
(v)    to the payment of any other amounts required by applicable law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and
(vi)    by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.
(d)    Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Pledgor, each Obligated Party and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent permitted by the Code.
(e)    Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party’s option.
(f)    Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party

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or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor’s liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, replace, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and release or substitute any third party.
(g)    [Reserved].
12.    INDEMNITY. PLEDGOR HEREBY INDEMNIFIES AND AGREES TO HOLD HARMLESS SECURED PARTY, AND ITS OFFICERS, DIRECTORS, MANAGERS, EMPLOYEES, AGENTS AND REPRESENTATIVES (EACH AN “INDEMNIFIED PERSON”) FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE (COLLECTIVELY, THE “CLAIMS”) WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, ANY INDEMNIFIED PERSON ARISING IN CONNECTION WITH THE LOAN DOCUMENTS, THE INDEBTEDNESS OR THE COLLATERAL (INCLUDING WITHOUT LIMITATION, THE ENFORCEMENT OF THE LOAN DOCUMENTS AND THE DEFENSE OF ANY INDEMNIFIED PERSON’S ACTIONS OR INACTIONS IN CONNECTION WITH THE LOAN DOCUMENTS), REGARDLESS OF WHETHER THE CLAIMS ARE BASED IN WHOLE OR IN PART ON THE NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT OR OTHER FAULT OR LIABILITY OF THE INDEMNIFIED PERSON. THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND SHALL EXTEND AND CONTINUE TO BENEFIT EACH INDIVIDUAL OR ENTITY WHO IS OR HAS AT ANY TIME BEEN AN INDEMNIFIED PERSON HEREUNDER; EXCEPT TO THE EXTENT SUCH ACTION OR OMISSION CONSTITUTES GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SUCH INDEMNIFIED PERSON, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL, NONAPPEALABLE ORDER.
13.     Miscellaneous.
(a)    Waiver by Secured Party. Secured Party may waive any Default or Event of Default without waiving any other prior or subsequent Default or Event of

Stabilis Energy, Inc.
Pledge and Security Agreement

Default. Secured Party may remedy any Default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.
(b)    Notices. Any notices or other communications required or permitted to be given by under this Agreement must be given in writing and must be personally delivered, sent by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party as follows:

(i)	Pledgor:
Stabilis Energy, Inc.
10375 Richmond Avenue
Suite 700
Houston, TX 77042

(ii)	Secured Party:
M/G Finance Co., Ltd.
PO Box 790
Beaumont, Texas 77704
Attention: Casey Crenshaw
and Charles B. Childress
(c)    Entire Agreement. This Agreement, along with the Loan Documents, constitutes the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

Stabilis Energy, Inc.
Pledge and Security Agreement

(d)    Amendment. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
(e)    Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, replacement, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.
(f)    Costs and Expenses. Pledgor will pay to Secured Party the amount of any and all reasonable and documented out-of-pocket costs and expenses, which Secured Party may incur in connection with and reasonable and necessary attorneys’ fees related to: (i) the repossession, custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (ii) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.
(g)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.
(h)    VENUE. PLEDGOR ACKNOWLEDGES THAT THIS AGREEMENT SECURES AN INDEBTEDNESS IN EXCESS OF ONE-MILLION DOLLARS, AND THEREFORE CONSTITUTES A MAJOR TRANSACTION UNDER SECTION 15.020 OF TEXAS CIVIL PRACTICES AND REMEDIES CODE. PLEDGOR FURTHER ACKNOWLEDGES THAT THIS AGREEMENT WAS NEGOTIATED IN AND EXECUTED MADE IN JEFFERSON COUNTY, TEXAS, AND IS PERFORMABLE IN PART IN JEFFERSON COUNTY, TEXAS. PLEDGOR THEREBY AGREES THAT THE TEXAS OR FEDERAL COURTS SITTING IN JEFFERSON COUNTY, TEXAS WILL BE THE EXCLUSIVE VENUE FOR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND PLEDGOR IRREVOCABLY AGREES TO SUBMIT TO THE JURISDICTION OF SUCH COURTS.
(i)    Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

Stabilis Energy, Inc.
Pledge and Security Agreement

(j)    Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral and the terms, provisions, covenants and conditions hereof, (ii) shall be binding upon Pledgor and the successors and permitted assigns of Pledgor and (iii) shall inure to the benefit of Secured Party and all successors and permitted assignees of Secured Party. Without limiting the generality of the forgoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement to any other party without the Pledgor’s prior written consent. Pledgor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.
(k)    Effective Date. This Agreement is entered into and made effective as of the date set forth at the beginning of this Agreement, notwithstanding the date it may have been signed by the either Secured Party or Pledgor.
(l)    Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.
(m)    Gender, Enforceability. Within this Agreement, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
(n)    Counterparts, Electronic Transmission. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement, and each being deemed an original document. This Agreement may be validly executed and delivered by facsimile or other electronic transmission.
(o)    Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

Stabilis Energy, Inc.
Pledge and Security Agreement

(p)    Authority. Pledgor and each of those executing this Agreement on behalf of Pledgor represent and warrant to Secured Party that all necessary or appropriate consents or resolutions for Pledgor to enter into this Agreement have been procured and made and that those executing this Agreement on behalf of Pledgor have full and unconditional authority to enter into this Agreement and bind Pledgor to the terms hereof.
(q)    NO ORAL AGREEMENTS, NO RELIANCE. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. PLEDGOR, IN ENTERING INTO THIS AGREEMENT, HEREBY STIPULATES THAT IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION MADE BY OR ON BEHALF OF THE SECURED PARTY OTHER THAN THOSE SPECIFICALLY SET FORTH IN WRITING IN THIS AGREEMENT. PLEDGOR IS RELYING SOLELY AND ONLY ON ITS OWN EVALUATION AND JUDGMENT OF THE AGREEMENT AND THE TRANSACTION.
* * * Signatures follow on the next page. * * *
* * * The remainder of this page is left blank intentionally. * * *

Stabilis Energy, Inc.
Pledge and Security Agreement

EXECUTED and effective as of the date first written above.

PLEDGOR: STABILIS ENERGY, INC.
By:	/s/ Andrew L. Puhala
Andrew L. Puhala
Its:	Senior Vice President, Chief Financial Officer and Secretary
SECURED PARTY: M/G FINANCE CO., LTD.
By:	/s/ Charles B. Childress
Charles B. Childress
Its:	Senior Vice-President

Stabilis Energy, Inc.
Pledge and Security Agreement